EUROPACIFIC GROWTH FUND

1997 Annual Report
For the Year Ended March 31

Taking the Long View:
A Look at EuroPacific and its Universe

[cover:  graphic: abstract globe]

[The American Funds Group(r)]

EUROPACIFIC GROWTH FUND(r)

Seeks long-term capital appreciation by investing in the securities of companies based outside the United States. More than half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

A LOOK AT THE FUND'S RESULTS
(total return through 3/31/97, with all distributions reinvested)

Latest year                        +15.9%
Five years                         +90.2
Ten years                         +236.3
Lifetime (since 4/16/84)          +607.3
Average annual compound
return over the fund's lifetime    +16.3

EUROPACIFIC GROWTH FUND RANKED NUMBER ONE

Over its lifetime, EuroPacific has done better than all other mutual funds with similar objectives. It ranked first among the 13 international funds in existence from mid-April 1984, when operations began, to March 31, 1997, according to Lipper Analytical Services. For the one-, five- and ten-year periods ended March 31, EuroPacific also finished high in the Lipper rankings. Over ten years, it ranked 4th out of 28 comparable funds; over five years, 15th out of 81. For the 12 months ended March 31, EuroPacific was in the top fifth, ranking 60th out of 351 comparable funds. Lipper rankings are based on total return and do not reflect the effects of sales charges. The year-by-year record of an investment made in the fund at the 5.75% sales charge is documented on page 5.

Fund results in this report were computed without a sales charge unless otherwise indicated. Sales charges are lower for accounts of $50,000 or more. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Unless otherwise indicated, returns in this report assume reinvestment of all distributions.

INTERNATIONAL INVESTING
The 25-Year Record

[watermark:  abstract globe]

[graphic:  American Flag]
U.S. Stock Market

[graphic:  abstract globe]
All Major Stock Markets Outside North America

The percentages on the top lines represent the U.S. stock market; the lower lines are for all major stock markets outside North America.


1972          1973          1974          1975          1976
+17%          -16%          -28%          +36%          +23%
+38%          -14%          -22%          +37%          +4%
[globe]       [globe]       [globe]       [globe]       [flag]

1977          1978          1979          1980          1981
-8%           +6%           +14%          +30%          -4%
+19%          +34%          +6%           +24%          -1%
[globe]       [globe]       [flag]        [flag]        [globe]

1982          1983          1984          1985          1986
+22%          +22%          +6%           +33%          +18%
-1%           +25%          +8%           +57%          +70%
[flag]        [globe]       [globe]       [globe]       [globe]

1987          1988          1989          1990          1991
+4%           +16%          +31%          -2%           +31%
+25%          +29%          +11%          -23%          +12%
[globe]       [globe]       [flag]        [flag]        [flag]

1992          1993          1994          1995          1996
+7%           +10%          +2%           +38%          +24%
-12%          +33%          +8%           +12%          +6%
[flag]        [globe]       [globe]       [flag]        [flag]

Note: These figures, based on U.S. dollars, are for calendar years and include reinvestment of dividends.

This chart, which has appeared in most reports for EuroPacific Growth Fund, shows that stock markets outside North America have done better, as a group, than the U.S. market in 15 of the past 25 calendar years. In each of those 15 years, the Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index, which reflects all major stock markets outside North America, has gone up more or declined less than its U.S. index. (Both indexes are unmanaged.)

Over the entire 25-year period, the EAFE index gained 2,149% (or an average of 13.3% a year), while the U.S. index rose 1,603% (or an average of 12.0% a year), both including reinvestment of dividends.

Of course, investing outside the United States is subject to additional risks, such as currency fluctuations, which are detailed in the fund's prospectus.

FELLOW SHAREHOLDERS

[watermark:  abstract globe]

Fiscal 1997 marked another profitable year for EuroPacific Growth Fund. For the 12 months ended March 31, the value of your investment rose 15.9% if, like most shareholders, you reinvested income dividends totaling 44 cents a share and capital gain distributions totaling 88 cents a share that were paid during the period.

Meanwhile, the unmanaged Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America, posted a 12-month increase of 1.8%. The average return for the 351 international funds tracked by Lipper Analytical Services for that period was 8.6%.

These latest results bring the fund's total return since operations began in April 1984 to 607.3%, or an average compound return of 16.3% a year. By comparison, the EAFE index had a return of 472.2% during that period, while the average international fund provided 421.1%. EuroPacific's return placed it first among all 13 U.S.-based international funds in existence throughout its 13-year lifetime, according to Lipper.

In the recent fiscal year, the EAFE index was hobbled by the heavy influence of Japan, where sharp declines in stock prices were intensified by the weakness of the yen. While EuroPacific's exposure to Japan was fairly sizable - 10% of net assets as of March 31 - it was much lower than the 29% representation in the index. The fund was also helped by its investments in the Americas - Canada and Central and South America - which are not included in the index. (See table at right.)

STRENGTH THROUGHOUT EUROPE, WEAKNESS IN ASIA

Fiscal 1997 saw broad strength in European stock markets and widespread weakness in Asia.

In Europe, a number of factors contributed to strong corporate earnings: mild inflation and falling interest rates; a new focus on restructuring and other streamlining measures to enhance shareholder value; and the falling value of many European currencies relative to the U.S. dollar, which made the products of export-oriented companies more competitive in world markets. Stock prices advanced strongly; although lower currency exchange rates trimmed returns slightly for U.S. investors, nearly every major European market posted double-digit gains for the 12 months, both in dollar terms and local currency. With nearly half of net assets invested in companies in Europe, your fund was well positioned to take advantage of those gains.

At the other end of the spectrum, a steadily declining yen translated into a dramatic 26% loss in the Japanese stock market for U.S. investors. Although the currency weakness helped boost earnings for exporters, the domestic economy was hampered somewhat by Japan's banking crisis and faltering consumer confidence. The weak yen restrained several other Asian markets, while lower prices on electronic goods battered stock markets in South Korea and Singapore. Hong Kong was a notable exception: Buoyed by a strong real estate market and little concern about the reversion to China on July 1, the stock market rose 9% in U.S. dollar terms.

Elsewhere in the fund's investment universe, the Canadian stock market returned 20% in U.S. dollars for the year as expansionary monetary policy continued to stimulate economic growth. Farther south, productivity gains and an increasingly stable economic environment benefited many Latin American markets, with Brazil gaining 56% in U.S. dollars and Mexico, 19%. EuroPacific's holdings in the Americas represent about 11% of net assets.

A COMPANY-BY-COMPANY APPROACH

As we have stressed repeatedly, EuroPacific invests in companies, not countries. Over the years, this approach has enabled us to find attractive investments even in troubled markets such as Japan's. While not all of our Japanese holdings were able to buck the decline, the fund's three largest Japanese stocks - Toyota (+14.8%), integrated circuit manufacturer Rohm (+30.1%) and video game maker Nintendo (+12.4%) - gained considerable ground for the fiscal year.

Our emphasis on individual companies is supported by in-depth research into every security we consider for the fund. That research often leads to large positions in companies we believe have exceptional prospects for long-term growth. Most of our ten largest investments posted substantial gains for fiscal 1997, including Orkla (+74.3%), a Norwegian marketer of consumer goods; the Bank of Nova Scotia (+63.0%); and German luxury car maker BMW (+54.2%). Although none declined, not all of our larger investments showed such impressive gains. The fund's biggest holding, Novartis, created by the December merger of Swiss drug producers Ciba-Geigy and Sandoz, took a breather from last year's spectacular run. So did Astra (+2.3%), a Swedish pharmaceutical concern and our second-largest position.

Reflecting our company-by-company approach, EuroPacific Growth Fund remains extremely well-diversified. On March 31, the fund held securities of more than 250 companies based in over 30 countries. This wide spectrum of holdings is also a result of the fund's unique management structure - the multiple portfolio counselor system - which we discuss in more detail in the article beginning on page 6.

DIVERSE INDUSTRIES

The fund's largest industry concentration is telecommunications, at 10% of net assets. A number of these companies operate in markets that are relatively underserviced and have experienced remarkable growth as they rapidly build networks to accommodate increasing consumer demand. A case in point is Telecomunicacoes Brasileiras (Telebras), which the fund has owned since 1991; it was the largest gainer for the fiscal year, rising 105.8%. We have been adding to another telecommunications investment, Telefonica de Espana; it is now the fund's seventh-largest holding. The stock price of the company, which has been aggressively expanding its mobile communications businesses in Spain and Latin America, rose 55.4%.

The fund also continues to be well-represented in financial services companies, many of which are focusing on improving profitability by cutting costs and enhancing customer services. We have been making substantial investments in this area: of 79 companies added to the portfolio during the year, 16 were banks. It is the fund's second-largest industry concentration.

All told, EuroPacific's investments spanned 33 industries. The portfolio beginning on page 12 shows a complete list of the fund's holdings by industry.

GROWING OPPORTUNITIES

Your fund has grown dramatically. Net assets on March 31 stood at $16.7 billion, up about 36% from a year ago. While some of that growth comes from the appreciation of the securities in the portfolio, we have also added many new shareholder accounts. Fortunately, one of the strengths of the fund's multiple portfolio counselor system is that it accommodates growth easily.

Looking forward, we continue to find attractive securities in which to invest. Many publicly traded companies are taking steps to become globally competitive and improve their return on capital. Furthermore, as an increasing number of markets reduce restrictions on foreign investors, the fund's geographic universe - and thus the sheer number of investment opportunities - expands. Your fund has ample buying reserves, with more than 12% of net assets in cash and equivalents.

Of course, while years like the one just past are always gratifying, the rapid rise of world markets suggests caution as we move ahead. This is particularly true after the recent rise in U.S. interest rates, which is likely to affect markets in other countries as well. However, as we have mentioned many times before, we have always maintained a long-term perspective on our holdings and would urge shareholders to do the same.

On the following pages, we invite you to examine the world of EuroPacific Growth Fund. While this will be especially helpful to the newest members of our family, those of you who have been with us for some time should also find it informative.

We look forward to reporting to you again in six months.

Cordially,
[/s/Walter P. Stern]
Walter P. Stern
Chairman of the Board

[/s/Thierry Vandeventer]
Thierry Vandeventer
President

May 12, 1997

[Pull Quote]
EuroPacific's company-by-company approach has enabled us to find attractive investments even in troubled markets such as Japan's.
[End Pull Quote]

WHERE THE FUND'S ASSETS ARE INVESTED
(percent invested by country)

                                                               EAFE
                             EuroPacific Growth Fund           Index*
                             (3/31/97)      (3/31/96)          (3/31/97)
Asia/Pacific Rim
Japan                        10.2%          11.8%              29.1%
Australia                    5.8            7.0                3.0
Hong Kong                    3.4            4.1                3.6
New Zealand                  1.5            1.8                -
South Korea                  1.1            1.3                -
Philippines                  .9             1.0                -
India                        .8             -                  -
Indonesia                    .6             .6                 -
Other Asia/Pacific Rim       .9             .8                 4.4
                             25.2           28.4               40.1
Europe
United Kingdom               11.8           8.3                19.5
Sweden                       6.3            9.1                2.7
France                       6.0            5.6                7.4
Germany                      5.7            5.7                9.3
Netherlands                  5.4            5.9                5.1
Switzerland                  3.9            4.5                6.2
Italy                        2.8            2.8                3.2
Spain                        2.8            2.5                2.2
Norway                       1.6            1.0                .6
Finland                      1.3            1.2                .7
Ireland                      .8             .6                 -
Denmark                      .5             .6                 1.0
Other Europe                 .2             1.3                2.0
                             49.1           49.1               59.9
The Americas
Canada                       4.7            3.4                -
Mexico                       2.8            2.4                -
Brazil                       1.7            1.3                -
Argentina                    1.1            .7                 -
Chile                        .5             -                  -
Other Americas               .4             .1                 -
                             11.2           7.9                -

Other Countries              2.1            1.8                -

Cash and Equivalents         12.4           12.8               -

Total                        100.0%         100.0%             100.0%


*Weighted by market capitalization

[Pull Quote]
Your fund has grown dramatically. Net assets on March 31 stood at $16.7 billion, up about 36% from a year ago.
[End Pull Quote]

HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment in the fund grew between April 16, 1984 - when the fund began - and March 31, 1997. The chart shows the high, low and closing values for each year. As you can see, that $10,000 investment in EuroPacific Growth Fund would have increased in value to $66,672 with all distributions reinvested. Furthermore, that long-term growth has occurred despite events that may have negatively affected world markets over the short term.

The fund's year-by-year results appear in the table under the chart. Those results have been positive in each of 12 full fiscal years since operations began. The boxed figure at the far right shows that over EuroPacific's lifetime an investment in the fund, made at the maximum sales charge, grew at an average compound rate of 15.8% a year.

The black line tracks the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Japanese market is the largest single component in the index. For this reason the index outpaced the fund in the last half of the 1980s, a period when Japanese stock prices were soaring.

[chart]

                 EuroPacific
                 Growth Fund
                 with
                 dividends                          Consumer
Year ended       reinvested      MSCI EAFE          Price Index
March 31         /1/,/2/         Index /3/          (inflation) /4/
4/16/84          $9,425          $10,000            $10,000
1985             9,948           10,348             10,320                IRAN/IRAQ WAR ESCALATES
1986             15,368          19,228             10,553                GORBACHEV CALLS FOR SWEEPING CHANGES
1987             19,827          31,010             10,873                BOMBING OF LIBYA
1988             21,437          36,220             11,300                GLOBAL STOCK MARKET COLLAPSE
1989             24,586          40,522             11,862                EASTER EUROPE UPRISING
1990             28,762          35,925             12,483                TIANANMEN SQUARE MASSACRE
1991             31,381          36,954             13,094                PERSIAN GULF WAR
1992             35,057          34,104             13,511                USSR DISINTEGRATES
1993             37,754          38,200             13,928                EUROPEAN CURRENCY CRISIS
1994             47,670          46,923             14,277                RWANDAN VIOLENCE ESCALATES
1995             48,007          49,913             14,685                MEXICAN PESO DEVALUED
1996             57,533          56,238             15,102                ISRAELI PRIME MINISTER ASSASSINATED
1997             66,672          57,224             15,519                JAPANESE BANKING CRISIS

---

Year Ended March 31            1985#       1986        1987         1988         1989         1990        1991
TOTAL VALUE
Dividends Reinvested           $69         35          118          491          316          527         656
Value at Year-End /1/          $9,948      15,368      19,827       21,437       24,586       28,762      31,381
Total Return                   (0.5)%      54.5        29.0         8.1          14.7         17.0        9.1


Year Ended March 31            1992        1993        1994         1995         1996         1997
TOTAL VALUE
Dividends Reinvested           611         538         515          716          1,132        1,063
Value at Year-End /1/          35,057      37,754      47,670       48,007       57,533       66,672
Total Return                   11.7        7.7         26.3         0.7          19.8         15.9

Average annual compound return for fund's lifetime: 15.8% /1/

# For the period April 16, 1984 (commencement of operations) through March 31, 1985.

/1/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the original investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/ Includes reinvested dividends of $6,787 and reinvested capital gain distributions of $11,188.

/3/  With dividends reinvested.

/4/ Begins April 30, 1984. Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end chart]

Average Annual Compound Returns
(for periods ended March 31, 1997)
Ten Years    +12.23%
Five Years   +12.38%
One Year      +9.23%
Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.


TAKING THE LONG VIEW: A LOOK AT EUROPACIFIC GROWTH FUND AND ITS UNIVERSE

WHO INVESTS IN EUROPACIFIC?

[watermark:  question mark]
[watermark:  abstract globe]

EUROPACIFIC'S DIVERSE FAMILY OF SHAREHOLDERS RANGES FROM INDIVIDUALS OF ALL AGES AND BACKGROUNDS TO SOME OF AMERICA'S LARGEST CORPORATIONS.

EuroPacific Growth Fund was created in 1984, making it one of the pioneers among the approximately 500 international mutual funds available today. Although the fund itself has been around for some time, many of our shareholders are newcomers. EuroPacific's recent "baby boom" has been dramatic. The number of shareholder accounts has more than quadrupled in the past five years and almost doubled in the last three.

You and your fellow shareholders form a diverse group of individuals of all ages, each with unique circumstances, needs and objectives. Some invest in the fund as part of an overall asset allocation strategy. Others look to the fund to help finance a child's college education or meet other long-term goals. And a great many of you are making regular contributions to EuroPacific through 401(k)s and other tax-deferred retirement programs at work (see Family Tree opposite).

No matter what their goals, however, what shareholders have in common is a belief that a carefully selected portfolio of international stocks can help them meet their long-term financial goals. An investment in EuroPacific represents part-ownership in hundreds of companies diversified among many countries and a multitude of industries. That ownership stake allows you to participate in some of the most interesting - and rewarding - growth opportunities available.

Some funds that invest outside the United States also invest here at home; they are typically called "global" funds. EuroPacific is classified as an "international" fund and invests only in companies based outside the U.S. That is useful for investors who want to determine their own exposure to non-U.S. equity markets by blending EuroPacific with funds that invest exclusively inside the United States. EuroPacific is also more broadly diversified than international funds that are restricted to particular markets or regions. We believe that flexibility has made a meaningful difference over time.

Perhaps most important of all, EuroPacific gives you access to the professional management of Capital Research and Management Company (CRMC), the fund's investment adviser. With more than 40 years of international investment experience, CRMC is guided by a time-tested philosophy - characterized by a long-term view and in-depth research - that has helped make EuroPacific truly unique.

On the next few pages, we invite you to meet the investment professionals who manage your holdings in the fund. They share some insights on why international investing makes so much sense over the long term and on what makes your fund so special.

INVESTING AWAY FROM HOME

More Americans than ever are adopting a global investment strategy. Since EuroPacific began operations, the flow of funds into stock markets outside the United States has increased more than 20-fold. A large portion of that flow is through mutual funds.

[bar chart]
[graphic:  flags of various countries]
1984   $ 31
1985     49
1986     79
1987     87
1988    104
1989    144
1990    138
1991    195
1992    226
1993    416
1994    486
1995    608
1996    843
Source: U.S. Federal Reserve Flow of Funds (as of 12/31 of each year).
Figures show U.S. investments in non-U.S. equities in billions of dollars. They include investments in global mutual funds, which invest in U.S. securities as well.
[end bar chart]

[Pull Quote]
"Shareholders have been attracted to EuroPacific because it has had low volatility, a proven track record and attractive long-term returns." Steve Bepler
EuroPacific portfolio counselor
[End Pull Quote]

EUROPACIFIC'S FAMILY TREE

[graphic:  tree with roots]

TOTAL SHAREHOLDER ACCOUNTS
933,790
(Assets: $16.7 billion)

INDIVIDUALS
639,418
($7.7 billion)
Men
Women
Joint
IRAs
Guardians

INSTITUTIONS
99,812
($4.7 billion)
Pensions
Businesses
Foundations
401(k)s

BROKERAGE*
194,560
($4.3 billion)
*These are shareholder accounts held by brokerage firms.


TAKING THE LONG VIEW$

WHY INVEST INTERNATIONALLY?

[watermark:  question mark]
[watermark:  abstract globe]

EXPANDING YOUR INVESTMENT UNIVERSE BROADENS YOUR OPPORTUNITIES FOR ATTRACTIVE LONG-TERM GROWTH. WHAT'S MORE, A PORTFOLIO DIVERSIFIED ACROSS NATIONAL BORDERS CAN HELP SMOOTH OUT THE PEAKS AND VALLEYS OF MARKET VOLATILITY.

The world is becoming increasingly interconnected. Air travel has made the most remote locations easily accessible; electronic transmission allows cheap, split-second communication across continents; television and other media have reached cultures that were virtually isolated a decade ago. This change in the way we live is reflected in the way most companies are managed, by the diversity of the world's stock markets and through the investment opportunities that diversity affords.

These opportunities are everywhere (see opposite). "International markets make sense for many investors because there are so many attractive companies outside the U.S.," notes Thierry Vandeventer, the Geneva-based president of EuroPacific and one of its six portfolio counselors.

Of course, not every stock makes a sensible investment. Our analysts look for companies with sound fundamentals and good prospects for growth. Many are multinational corporations that do a majority of their business beyond the countries in which they are headquartered. "These companies have understood that in order to grow, they have to be global," says Janet McKinley, one of two portfolio counselors based in New York. "They just happen to be headquartered in Holland or Switzerland."

Developing markets, many of which have only recently opened to foreign investors, are also beginning to play a prominent role. The rapid expansion of many of these economies has stimulated demand for everything from basic infrastructure to consumer goods. Those needs, which are supplied by both local firms and giant global corporations, provide important avenues for growth. Although the fund's primary focus is on the major international markets, EuroPacific has the flexibility to invest in attractive companies wherever the fund's analysts find them, be it Latin America, Southeast Asia or Eastern Europe.

As the table on page 1 showed, non-U.S. stocks have outpaced U.S. stocks in 15 of the past 25 years. "Over the long term, it has been advantageous to invest outside the United States," says Rob Lovelace, who was a research analyst focusing on developing markets for seven years before becoming a portfolio counselor two years ago. Although U.S. stock prices have been particularly strong in recent years, no one can predict when the tide will turn. "That's why it's so important to diversify," stresses Rob.

Janet couldn't agree more. She is convinced that, over time, international diversification not only helps smooth the "leaps and lags" of different markets, but that "when the U.S. market is very expensive, lagging non-U.S. markets may offer better values."

Of course, investing internation-ally isn't easy: Non-U.S. markets are subject to complex regulations and involve special risks and consid-erations beyond the scope of most individual investors. It is a process that can be time-consuming and quite costly, which is why so many investors turn to professionals to manage their assets overseas.

AN ABOVE-AVERAGE RECORD

Markets in different countries don't always move in sync. International diversification, combined with careful stock selection, can help investors enhance returns and reduce volatility. While funds invested only in certain regions or countries may do well over shorter periods, over its lifetime EuroPacific's focus on individual companies has helped the fund outpace not only the average international fund, but the average U.S. growth fund as well.

[chart]
[graphic:  mountains]

                                                         Average
Year Ended                          Average U.S.         International
March 31         EuroPacific        Growth Fund          Fund
4/16/84          $9,425             $10,000              $10,000
1985             9,948              11,637               9,883
1986             15,368             15,761               16,613
1987             19,827             19,021               22,965
1988             21,437             17,402               23,511
1989             24,586             19,920               26,276
1990             28,762             23,093               29,474
1991             31,381             26,435               29,657
1992             35,057             30,413               30,428
1993             37,754             34,279               32,512
1994             47,670             35,917               40,536
1995             48,007             39,092               39,908
1996             57,533             50,206               46,349
1997             66,672             56,106               50,386

Based on fiscal year figures with all distributions reinvested. Source for fund averages: Lipper Analytical Services. Chart shows growth of $10,000 invested in EuroPacific at inception vs. average U.S.-based growth fund and average international fund. EuroPacific's results reflect payment of the maximum sales charge.
[end chart]

[Pull Quote]
"Investing in only one country is a bit like running a race on only one leg. That's because the best companies are not necessarily in the U.S."
Mark Denning
EuroPacific portfolio counselor
[End Pull Quote]

Of the nine rolling 10-year periods since 1979, non-U.S. stocks have outpaced U.S. stocks in all but two.
Source: MSCI EAFE and USA indexes, based on calendar years

A WORLD OF CHOICE

More than 20,000 stocks are listed on exchanges outside the United States. These companies range from small local firms in developing countries to multinational giants doing business around the globe. Your fund's investment professionals carefully sift through this vast pool seeking securities with attractive prospects for growth - at reasonable prices.

[graphic:  countries with flags]
Canada             1,878
USA                9,072
Central America      193
So. America        1,564
Europe             9,227
Other              1,729
Asia/Pacific       7,931
Source: Federation Internationale des Bourses de Valeurs, 12/96
Approximately 10% of stocks are listed on more than one exchange.


TAKING THE LONG VIEW...

WHAT MAKES EUROPACIFIC UNIQUE?

[watermark:  question mark]
[watermark:  abstract globe]

USING A TIME-TESTED MANAGEMENT PROCESS, YOUR FUND TAKES A RESEARCH-INTENSIVE, BOTTOM-UP APPROACH TO FINDING THE BEST COMPANIES AVAILABLE IN FINANCIAL MARKETS OUTSIDE THE UNITED STATES.

EuroPacific's analysts take a value-oriented investment approach, emphasizing capably managed companies with unrecognized potential. "What we're looking for," says Thierry, "are well-run businesses, selling at reasonable prices, which are likely to generate wealth for shareholders over the long term."

It is an approach that relies on the research capabilities and time-tested investment philosophy of Capital Research and Management Company, the fund's adviser. CRMC, which traces its roots to 1931, set up its first non-U.S. research base in the early 1960s. What started as a single office in Geneva has grown into one of the industry's most elaborate global intelligence networks. Each year, CRMC's research analysts - who hail from diverse cultural, business and national backgrounds - make thousands of research calls to gain insights into the global marketplace. Today, The Capital Group Companies, of which CRMC is a part, are the largest U.S.-based investors in international equities.

While other firms have offices in different parts of the world, few are as coordinated as CRMC. "It's not just the communication that's so impressive," says Martial Chaillet, a portfolio counselor who has been with the organization since 1972. "It's also the process linked to the communication that makes CRMC so special." Analysts and portfolio counselors share information at weekly conference calls and make joint visits to companies so that people with different responsibilities can contribute their own perspectives to investment decisions.

That diversity of opinions is the hallmark of CRMC's management process: the multiple portfolio counselor system (see opposite). This approach, which has been employed since 1958, encourages fresh ideas and independent thinking. Furthermore, by giving shareholders the benefit of a range of viewpoints and investment styles, we believe this system has contributed importantly to the fund's impressive and consistent track record.

Because so much careful research goes into each investment, the fund tends to hold securities longer than many funds. "Our analysts ask very different sorts of questions," notes Steve Bepler, one of the fund's original portfolio counselors. "Instead of wondering $Where will this stock be in three to six months?' they ask $Where will this company be in five or ten years?'"

Low turnover rates help keep EuroPacific's costs extremely low. The fund has held its stocks an average of six years, keeping trading costs to a minimum. In addition, the fund's operating expenses are about half of the industry average.

Mark Twain once wrote that the best strategy was to "put all your eggs in one basket and - WATCH THAT BASKET." Your investment in EuroPacific Growth Fund, a broadly diversified basket of international stocks, is carefully watched by one of the most experienced investment firms in the country.

[Pull Quote]
"Some portfolio counselors like buying quality growth companies at reasonable prices, while others prefer to seek growth by buying companies at cyclical lows. We have a management structure that encompasses both styles."
Janet McKinley
EuroPacific portfolio counselor
[End Pull Quote]

A DIVERSITY OF RESOURCES

CRMC's far-flung research network has few equals in the industry. It employs more than 100 investment professionals who comb the globe, studying countries, governments and individual securities. Last year, they made more than 7,500 visits to companies in 54 countries.

[graphic:  three various suitcases]

NUMBER OF RESEARCH VISITS
5,159  North America
26     Eastern Europe
48     Africa
211    Central & South America
1,501  Europe
1,013  Asia/Pacific Rim

100+ INVESTMENT PROFESSIONALS
31 Nationalities
37 Languages

NINE RESEARCH OFFICES
New York
Los Angeles
San Francisco
Washington, D.C.
London
Geneva
Hong Kong
Tokyo
Singapore

A UNIQUE APPROACH TO MANAGING ASSETS

By blending individual effort with teamwork, the multiple portfolio counselor system combines the best attributes of single-manager and committee management structures. - Each of EuroPacific's portfolio counselors manages his or her portion of the fund's assets independently. Research analysts also manage a segment, bringing their extensive knowledge directly to bear on the fund. All investments are monitored for consistency with the fund's objectives and overall guidelines. - It is also the best process we know of to accommodate growth. This flexibility has been particularly important as EuroPacific's assets have increased. When the fund began operations in 1984, it had three portfolio counselors and seven research analysts. Today, it is managed by six portfolio counselors, with an average of 20 years of experience with the Capital organization, and 29 research analysts.

[graphic:  file folders around a compass]

THIERRY VANDEVENTER
34 years
Geneva

STEVE BEPLER
25 years
New York

RESEARCH PORTFOLIO
29 analysts

MARK DENNING
15 years
London

ROB LOVELACE
12 years
Los Angeles

JANET MCKINLEY
15 years
New York

MARTIAL CHAILLET
25 years
Geneva


EuroPacific Growth Fund
Investment Portfolio March 31, 1997

                                                                                                            Percent
Industry Diversification                                                  Largest Individual                 of Net
 9.95% Telecommunications                                                           Holdings                 Assets
 9.03% Banking                                                                      Novartis                  2.22%
 6.72% Automobiles                                                                     Astra                  1.83%
 6.66% Health & Personal Care                                                            ING                   1.68
 5.34% Broadcasting & Publishing                                                  Mannesmann                   1.68
48.92% Other Industries                                             Bayerische Motoren Werke                   1.46
13.38% Bonds, Cash and Equivalents                                                     Volvo                   1.39
                                                                        Telefonica de Espana                   1.27
                                                                                       Orkla                   1.17
                                                                   Australia and New Zealand
                                                                               Banking Group                   1.16
                                                                         Bank of Nova Scotia                   1.16


EQUITY-TYPE SECURITIES                                                             Shares or      Market    Percent
(common and preferred stocks and convertible debentures)                           Principal       Value     of Net
                                                                                      Amount  (Millions)     Assets
Telecommunications- 8.68%
Telefonica de Espana, SA (Spain)                                                    8,155,000   $ 201.997
Telefonica de Espana, SA (American Depositary Receipts)                               153,000      10.978     1.27%
Telecom Italia Mobile SpA (Italy)                                                  51,390,000     150.635
Telecom Italia Mobile SpA, savings shares                                          23,105,000      39.389       1.14
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                                                      4,372,000     168.322
Telefonos de Mexico, SA de CV, Class L                                              9,612,500      18.479       1.12
Hong Kong Telecommunications Ltd. (Hong Kong)                                      77,653,848     132.794        .79
British Telecommunications PLC (United Kingdom)                                    15,950,000     116.797        .70
Telecom Corp. of New Zealand Ltd. (New Zealand)                                    16,780,173      76.388
Telecom Corp. of New Zealand Ltd. /1/                                               6,519,900      29.680
Telecom Corp. of New Zealand Ltd. (American Depositary
 Receipts)                                                                             31,800       2.258        .65
Telecom Italia SpA (Italy)                                                         24,605,000      62.949
Telecom Italia SpA, savings shares                                                 18,000,000      38.940        .61
Koninklijke PTT Nederland NV (Netherlands)                                          2,601,900      96.387        .58
Tele Danmark AS, Class B (Denmark)                                                  1,000,000      52.532
Tele Danmark AS, Class B (American Depositary Receipts)                             1,050,400      27.442        .48
Telefonica del Peru SA (American Depositary Receipts) (Peru)                        2,987,900      66.481        .40
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                              577,436      59.115        .35
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                                              426,250      25.522
Philippine Long Distance Telephone Co., convertible preferred
 shares, Series III (Global Depositary Receipts)                                      400,000      22.000
Philippine Long Distance Telephone Co., convertible preferred
 shares, Series II (Global Depositary Receipts) /1/                                   220,000       7.480        .33
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.
 (American Depositary Receipts) (Indonesia)                                         1,078,600      28.853
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                        8,550,000      22.800        .31
Mahanagar Telephone Nigam Ltd. (India)                                              7,600,000      51.162        .31
SK Telecom Co. Ltd. (South Korea)                                                      39,880      37.138        .22
STET-Societa Finanziaria Telefonica p.a., nonconvertible
 savings shares (Italy)                                                             6,100,000      22.118
STET-Societa Finanziaria Telefonica p.a.                                            3,335,000      14.933        .22
Deutsche Telekom AG (Germany)                                                       1,213,500      27.856        .17
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)
 (India) /1/ /2/                                                                    1,511,309      26.523        .16
DDI Corp. (Japan)                                                                       2,400      15.160        .09
Vodafone Group PLC (American Depositary Receipts)
 (United Kingdom)                                                                     105,000       4.633        .03
Kokusai Denshin Denwa Co., Ltd. (Japan)                                                70,300       4.100        .02
Banking- 9.03%
Australia and New Zealand Banking Group Ltd. (Australia)                           30,631,058     194.064       1.16
Bank of Nova Scotia (Canada)                                                        5,266,300     193.723       1.16
Royal Bank of Canada (Canada)                                                       3,847,700     149.325        .89
ABN AMRO Holding NV (Netherlands)                                                   1,905,402     131.015        .78
Banco de Santander, SA (Spain)                                                      1,531,800     107.259
Banco de Santander, SA (American Depositary Receipts)                                 308,200      20.958        .77
Westpac Banking Corp. (Australia)                                                  21,935,130     127.275        .76
HSBC Holdings PLC (Hong Kong)                                                       4,776,800     110.971
HSBC Holdings PLC (United Kingdom)                                                    172,223       4.229        .69
Lloyds TSB Group plc (United Kingdom)                                              11,670,000      95.814        .57
Sakura Bank, Ltd. (Japan)                                                           7,311,000      40.978
Sakura Finance (Bermuda) Trust, convertible preference share
 units                                                                                    269      12.336        .32
Bank of Scotland (United Kingdom)                                                   8,045,000      42.315        .25
Bank of Tokyo-Mitsubishi, Ltd. (Japan)                                              1,151,000      17.967
MBL International Finance, 3.00% convertible debentures 2002
 (Bermuda)                                                                       $15,000,000       15.394        .20
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico) /2/                    9,530,000      21.667
Grupo Financiero Banamex Accival, SA de CV, Class L  /2/                            2,207,777       4.456        .16
National Australia Bank Ltd. (Australia)                                            2,060,606      26.094        .16
Allied Irish Banks, PLC (Ireland)                                                   3,750,000      25.580        .15
Kookmin Bank (Global Depositary Receipts) (South Korea) /1/                         1,390,000      24.985        .15
Hanil Bank (South Korea)                                                            4,241,600      23.749        .14
Fuji Bank, Ltd. (Japan)                                                             1,340,000      15.498
Fuji International Finance (Bermuda) Trust, convertible
 preference share units                                                                   260       5.930        .13
Toyo Trust and Banking Co., Ltd. (Japan)                                            2,700,000      18.627        .11
Barclays PLC (United Kingdom)                                                       1,000,000      16.782        .10
Yasuda Trust and Banking Co., Ltd. (Japan)                                          5,100,000      14.231        .08
Credit Commercial de France (France)                                                  250,501      12.015        .07
Bangkok Bank Public Co. Ltd., 3.25% convertible debentures
 2004 (Thailand)                                                                 Y10,000,000        9.300        .06
Mitsui Trust and Banking Co. Ltd. (Japan)                                           1,475,000       8.470        .05
Korea First Bank (South Korea)                                                      2,010,000       8.216        .05
Shinhan Bank (South Korea)                                                            454,473       6.480        .04
Asahi Bank, Ltd. (Japan)                                                              850,000       5.349        .03
Sumitomo Bank, Ltd., 0.75% convertible debentures 2001
 (Japan)                                                                       DM100,000,000         .849        .00
Automobiles- 6.72%
Bayerische Motoren Werke AG (Germany)                                                 271,909     220.004
Bayerische Motoren Werke AG, preferred shares                                          43,636      24.453       1.46
Volvo AB, Class B (Sweden)                                                          8,545,000     232.758       1.39
Daimler-Benz AG (Germany) /2/                                                       1,221,150      97.633
Daimler-Benz AG, 4.125% convertible debentures 2003 /1/                         $101,914,000       86.735       1.10
Honda Motor Co., Ltd. (Japan)                                                       4,784,000     142.777        .85
Toyota Motor Corp. (Japan)                                                          4,890,000     123.792        .74
Suzuki Motor Corp. (Japan)                                                          7,859,000      76.276        .46
Regie Nationale des Usines Renault, SA (France)                                     1,924,454      48.702        .29
Peugeot SA (France)                                                                   300,000      34.223        .20
Volkswagen AG (Germany)                                                                44,400      24.535        .15
Hyundai Motor Co. (Global Depositary Receipts) (South Korea) /1/                      940,000       7.661
Hyundai Motor Co. (Global Depositary Receipts)                                        800,000       6.520        .08
Health & Personal Care- 6.66%
Novartis AG (Switzerland)                                                             300,088     372.399       2.22
AB Astra, Class A (Sweden)                                                          5,340,000     254.815
AB Astra, Class B                                                                   1,130,000      52.124       1.83
Zeneca Group PLC (United Kingdom)                                                   3,750,000     108.638        .65
Elan Corp., PLC (American Depositary Receipts) (Ireland) /2/                        2,294,600      78.303        .47
Glaxo Wellcome PLC (United Kingdom)                                                 2,185,000      40.099
Glaxo Wellcome PLC (American Depositary Receipts)                                   1,000,000      35.375        .45
Hoya Corp. (Japan)                                                                  1,544,000      69.183        .41
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                                                   800,000      44.400        .27
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                                                     500,000      35.000        .21
Synthelabo (France)                                                                   128,000      13.121        .08
Sankyo Co., Ltd. (Japan)                                                              442,000      12.190        .07
Multi-Industry- 5.40%
Orkla AS, Class A (Norway)                                                          1,974,000     158.938
Orkla AS, Class B                                                                     500,000      37.680       1.17
Hutchison Whampoa Ltd. (Hong Kong)                                                 19,430,000     146.072        .87
Siebe PLC (United Kingdom)                                                          5,450,000      91.911        .55
Swire Pacific Ltd., Class A (Hong Kong)                                            10,305,000      81.129        .48
Lend Lease Corp. Ltd. (Australia)                                                   4,341,120      74.409        .44
Jardine Strategic Holdings Ltd. (Singapore - Incorporated in
 Bermuda)                                                                          14,375,000      49.737
Jardine Strategic Holdings Ltd., 7.50% convertible Eurobonds
 2049                                                                            $11,631,000       12.707
Jardine Strategic Holdings Ltd. (American Depositary
 Receipts)                                                                            300,000       2.064
Jardine Strategic Holdings Ltd., warrants, expire 1998 /2/                          1,375,000        .447        .39
Brierley Investments Ltd. (New Zealand)                                            42,638,320      39.709
Brierley Investments Ltd., convertible preferred shares                             2,105,750       1.829        .25
B A T Industries PLC (United Kingdom)                                               4,720,000      40.149        .24
Industriforvaltnings AB Kinnevik, Class B (Sweden)                                  1,059,111      29.130
Industriforvaltnings AB Kinnevik, Class A                                             302,260       8.133        .22
Imasco Ltd. (Canada)                                                                1,350,000      34.001        .20
Ayala Corp., Class B (Philippines)                                                 28,716,500      29.436        .18
Preussag AG (Germany)                                                                  78,500      21.160
Preussag AG, warrants, expire 2001 /2/                                                 30,200       1.774        .14
Incentive AB, Class B (Sweden)                                                        250,000      16.966
Incentive AB, Class A                                                                  59,850       4.046        .13
First Pacific Co. Ltd. (Hong Kong)                                                 15,928,210      20.249        .12
Groupe Bruxelles Lambert SA, warrants, expire 1998 (Belgium) /2/                      126,900       2.602        .02
Broadcasting & Publishing- 5.34%
News Corp. Ltd. (American Depositary Receipts) (Australia)                          3,958,200      71.248
News Corp. Ltd., preferred shares                                                  11,017,777      43.195
News Corp. Ltd.                                                                     7,982,052      37.239
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                                          1,181,600      17.576       1.01
Mediaset SPA (Italy) /1/ /2/                                                       16,174,544      65.047        .39
Mediaset SPA /1/                                                                    8,093,000      32.547        .19
CANAL+ (France)                                                                       373,495      73.516        .44
Soft Bank Corp. (Japan)                                                               895,440      56.852        .34
Carlton Communications PLC (United Kingdom)                                         5,441,250      46.687        .28
Television Broadcasts Ltd. (Hong Kong)                                             11,467,000      46.619        .28
Publishing & Broadcasting Ltd. (PBL) (Australia)                                    8,558,626      46.170        .28
Grupo Televisa, SA (American Depositary Receipts) (Mexico) /2/                      1,791,800      44.571        .27
Thompson Corp. (Canada)                                                             2,150,000      42.497        .25
Pathe (France)                                                                        140,300      35.955        .21
Independent Newspapers, PLC (Ireland)                                               6,506,544      35.075        .21
NV Verenigd Bezit VNU (Netherlands)                                                 1,670,000      34.360        .21
Reed International PLC (United Kingdom)                                             1,155,634      21.284
Elsevier NV (Netherlands)                                                             725,000      11.786        .20
Wolters Kluwer NV (Netherlands)                                                       257,659      31.025        .19
Pearson PLC (United Kingdom)                                                        2,210,000      26.481        .16
Daily Mail and General Trust PLC, Class A (United Kingdom)                            790,000      21.426        .13
Nippon Television Network Corp. (Japan)                                                75,000      20.564        .12
Television Francaise 1 SA (France)                                                    165,000      16.532        .10
United News & Media PLC, 6.125% convertible debentures 2003
 (United Kingdom)                                                               GBP7,400,000       12.772        .08
Energy Sources- 3.80%
TOTAL, Class B (France)                                                             1,177,461     102.030
TOTAL, Class B (American Depositary Receipts)                                       1,033,547      43.797        .87
Royal Dutch Petroleum Co. (Netherlands)                                               400,000      72.619
Royal Dutch Petroleum Co. (New York Registered Shares)                                115,000      20.125
'Shell' Transport and Trading Co., PLC (New York Registered
 Shares) (United Kingdom)                                                             225,000      23.513        .69
Repsol SA (American Depositary Receipts) (Spain)                                    1,150,000      46.862
Repsol SA                                                                             950,000      40.599        .52
Societe Nationale Elf Aquitaine (France)                                              850,000      87.284        .52
Sasol Ltd. (South Africa)                                                           4,169,940      44.587        .27
Suncor Inc. (Canada)                                                                1,000,000      44.085        .26
Woodside Petroleum Ltd. (Australia)                                                 4,200,000      30.937        .18
ENI SpA (American Depositary Receipts) (Italy)                                        550,000      27.844        .17
YPF SA, Class D (American Depositary Receipts)(Argentina)                             967,000      25.625        .15
Broken Hill Proprietary Co. Ltd. (Australia)                                        1,115,955      14.875        .09
Petrofina SA (Belgium)                                                                 40,000      13.943        .08
Insurance- 3.33%
Internationale Nederlanden Groep NV (Netherlands)                                   6,228,206     245.330
Internationale Nederlanden Groep NV, warrants, expire 2001 /2/                      4,100,000      36.605       1.68
Royal Sun Alliance (United Kingdom)                                                 7,651,295      56.217        .34
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                   1,587,400      56.154        .34
Union de Assurances Federales (France)                                                386,667      49.959        .30
Corporacion Mapfre, CIR, SA (Spain)                                                   839,382      43.543        .26
GIO Australia Holdings Ltd. (Australia)                                            10,106,056      29.636        .18
CKAG Colonia Konzern AG (Germany)                                                     284,880      26.806
CKAG Colonia Konzern AG, preferred shares                                              15,530       1.261        .17
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                  1,190,000       5.871        .03
Munchener Ruckversicherungs-Gesellschaft (Germany)                                      3,000       5.484        .03
Food & Household Products- 3.32%
Nestle SA (Switzerland)                                                               137,225     160.662        .96
Unilever PLC (United Kingdom)                                                       4,030,000     106.979        .64
Groupe Danone (France)                                                                628,224      99.729        .60
Reckitt & Colman PLC (United Kingdom)                                               6,816,250      91.648        .55
Cadbury Schweppes PLC (United Kingdom)                                              8,109,282      71.978        .43
PT Indofood Sukses Makmur (Indonesia)                                               9,416,500      20.795        .12
Universal Robina Corp. (Philippines)                                                7,600,000       3.462        .02
Beverages & Tobacco- 3.10%
Coca-Cola Amatil Ltd. (Australia)                                                  10,381,075      98.728        .59
Seagram Co. Ltd. (Canada)                                                           1,700,000      65.025        .39
South African Breweries Ltd. (South Africa)                                         1,942,533      61.542        .37
LVMH Moet Hennessy Louis Vuitton (France)                                             232,000      56.400        .34
Panamerican Beverages, Inc., Class A (Mexico)                                       1,034,100      55.454        .33
San Miguel Corp., Class B (Philippines)                                            12,728,800      44.217        .26
Lion Nathan Ltd. (New Zealand)                                                     15,940,000      37.888        .23
Cia. Cervejaria Brahma, preferred shares (Brazil)                                  45,665,000      29.775        .18
Swedish Match AB (Sweden)                                                           8,413,000      29.551        .18
PT Hanjaya Mandala Sampoerna (Indonesia)                                            4,530,000      21.234        .13
ITC Ltd. (India)                                                                    1,700,000      17.012        .10
Utilities: Electric & Gas- 2.91%
Centrais Eletricas Brasileiras SA Electrobras, preferred
 nominative (American Depositary Receipts) (Brazil)                                 3,200,500      68.011
Centrais Eletricas Brasileiras SA Electrobras, ordinary
 nominative (American Depositary Receipts)                                          1,287,000      26.223        .56
Cia. Energetica de Minas Gerais - CEMIG (American
 Depositary Receipts) (Brazil)                                                      1,428,550      58.571
Cia. Energetica de Minas Gerais - CEMIG, preferred
 nominative                                                                       421,000,000      17.333
Cia. Energetica de Minas Gerais - CEMIG, ordinary
 nominative                                                                       105,000,000       4.462        .49
Cia. Energetica de Minas Gerais - CEMIG (American
 Depositary Receipts) /1/                                                              23,100        .947
Korea Electric Power Corp. (South Korea)                                            1,589,580      46.281
Korea Electric Power Corp. (American Depositary Receipts)                             740,000      12.950
Korea Electric Power Corp., 5.00% convertible debentures 2001                     $5,000,000        4.900        .38
National Power PLC (United Kingdom)                                                 7,135,400      57.059        .34
Hongkong Electric Holdings Ltd. (Hong Kong)                                        14,481,500      51.118        .31
Scottish Power PLC (United Kingdom)                                                 7,504,300      43.604        .26
CESP - Cia. Energetica de Sao Paulo, ordinary nominative
 (Brazil) /2/                                                                     264,120,000      14.341
CESP - Cia. Energetica de Sao Paulo, preferred
 nominative (American Depositary Receipts) /2/                                        723,420      10.490
CESP - Cia. Energetica de Sao Paulo, preferred
 nominative (American Depositary Receipts) /1/ /2/                                     83,664       1.213        .16
Enersis SA (American Depositary Receipts) (Chile)                                     741,800      23.552        .14
Huaneng Power International, Inc., Class N (American
 Depositary Receipts) (People's Republic of China) /2/                                925,000      20.697        .12
Manila Electric Co., Class B (Philippines)                                          1,753,424      13.979        .08
PowerGen PLC (United Kingdom)                                                       1,175,000      11.453        .07
Machinery & Engineering- 2.71%
Mannesmann AG (Germany)                                                               736,012     281.436       1.68
Valmet Oy (Finland)                                                                 3,400,000      60.922        .36
Kvaerner AS, Class A (Norway)                                                         910,000      49.398        .29
Kawasaki Heavy Industries, Ltd. (Japan)                                             6,800,000      26.454        .16
Komori Corp. (Japan)                                                                1,237,000      24.712        .15
Mitsubishi Heavy Industries, Ltd. (Japan)                                           1,753,000      11.413        .07
Business & Public Services- 2.52%
Rentokil Group PLC (United Kingdom)                                                13,710,000      94.648        .57
Brambles Industries Ltd. (Australia)                                                3,350,000      55.083        .33
Hyder PLC (United Kingdom)                                                          3,850,000      49.993        .30
United Utilities PLC (United Kingdom)                                               3,921,427      40.479        .24
Thames Water PLC (United Kingdom)                                                   3,039,925      33.153        .20
Quebecor Printing Inc. (Canada)                                                     1,492,000      27.604        .16
Havas SA (France)                                                                     330,000      24.549        .15
NTT Data Communications Systems Corp. (Japan)                                             895      23.816        .14
Severn Trent PLC (United Kingdom)                                                   1,890,000      21.529        .13
Reuters Holdings PLC (United Kingdom)                                               1,916,700      19.501        .12
Securitas AB, Class B (Sweden)                                                        467,000      13.061        .08
Secom Co., Ltd. (Japan)                                                               220,000      12.367        .07
Thorn PLC (United Kingdom)                                                          1,918,940       5.283        .03
Eurotunnel SA, units, comprised of one share of Eurotunnel SA
 ordinary and one share of Eurotunnel PLC ordinary (France) /2/                       605,900        .712        .00
Metals: Nonferrous- 2.23%
Pechiney, Class A (France)                                                          2,630,000     106.951        .64
Cominco Ltd. (Canada)                                                               2,600,000      70.525        .42
WMC Ltd. (Australia)                                                                8,767,748      55.411        .33
Inco Ltd. (Canada)                                                                  1,490,000      48.611        .29
Outokumpu Oy, Class A (Finland)                                                     1,200,000      22.589        .13
Alcan Aluminium Ltd. (Canada)                                                         600,000      20.325        .12
The RTZ Corp. (United Kingdom)                                                      1,280,000      20.271        .12
Teck Corp., Class B (Canada)                                                          900,000      19.678        .12
Noranda Inc. (Canada)                                                                 450,000       9.968        .06
Electronic Components- 2.21%
Rohm Co., Ltd. (Japan)                                                              1,572,000     115.955        .69
Kyocera Corp. (Japan)                                                               1,383,000      78.524        .47
Murata Manufacturing Co., Ltd. (Japan)                                              2,060,000      73.976        .44
ASM Lithography Holding NV (Netherlands) /2/                                          940,000      73.052        .44
Hirose Electric Co., Ltd. (Japan)                                                     405,000      22.242        .13
Delta Electronics Industrial Co., 0.50% convertible
 debentures 2004 (Taiwan)                                                         $7,250,000        7.558        .04
Electrical & Electronic- 2.14%
ABB AG, Class A (Switzerland)                                                          44,074      52.979
ABB AB, Class B (Sweden)                                                              369,300      41.315
ABB AB, Class B (American Depositary Receipts)                                        210,000      22.732
ABB AB, Class A                                                                       180,000      20.209        .82
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                   2,621,880      91.574
Telefonaktiebolaget LM Ericsson, Class B (American Depositary
 Receipts)                                                                            660,000      22.316        .68
Nokia Corp., Class K (Finland)                                                      1,113,000      66.776
Nokia Corp., Class A                                                                  192,000      11.635        .47
Northern Telecom Ltd. (Canada)                                                        230,000      15.036        .09
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in
 Bermuda)                                                                           3,901,300       9.919        .06
Tokyo Electron Ltd. (Japan)                                                            86,900       2.882        .02
Recreation & Other Consumer Products- 1.58%
Nintendo Co., Ltd. (Japan)                                                          1,589,500     114.160        .68
Fuji Photo Film Co., Ltd. (Japan)                                                   1,400,000      46.085        .28
Bajaj Auto Ltd. (India)                                                             1,365,000      34.411
Bajaj Auto Ltd. (Global Depositary Receipts)                                           50,000       1.862        .22
Sony Music Entertainment (Japan) Inc. (Japan)                                         697,000      25.368        .15
Square Co., Ltd. (Japan)                                                              539,600      21.647        .13
PolyGram NV (New York Registered Shares) (Netherlands)                                250,000      12.312        .07
EMI Group PLC (United Kingdom)                                                        417,764       7.656        .05
Merchandising- 1.55%
Tesco PLC (United Kingdom)                                                          9,601,830      55.160        .33
Cifra, SA de CV, Class B (Mexico) /2/                                              16,576,400      23.031
Cifra, SA de CV, Class A /2/                                                       13,558,176      18.735
Cifra, SA de CV, Class C /2/                                                        8,067,200      11.209        .32
H & M Hennes & Mauritz AB, Class B (Sweden)                                           214,250      28.683        .17
Amway Japan Ltd. (American Depositary Receipts) (Japan)                               715,000      10.099
Amway Japan Ltd.                                                                      335,000       9.212
AJL PEPS Trust                                                                        465,000       7.324        .15
Woolworths Ltd. (Australia)                                                         8,547,244      22.853        .14
Coles Myer Ltd. (Australia)                                                         4,830,347      22.725        .14
George Weston Ltd. (Canada)                                                           300,000      14.851        .09
Ito-Yokado Co., Ltd. (Japan)                                                          280,000      12.456        .07
Carrefour SA (France)                                                                  20,000      12.426        .07
WHSmith Group PLC (United Kingdom)                                                  1,500,000      11.120        .07
Industrial Components- 1.25%
Cie. Generale des Etablissements Michelin, Class B
 (France)                                                                           1,334,000      79.413
Cie. Generale des Etablissements Michelin, convertible
 preferred shares                                                                      52,266       3.077        .49
Bridgestone Corp. (Japan)                                                           2,221,000      41.675        .25
Morgan Crucible Co. PLC (United Kingdom)                                            3,408,240      26.610        .16
Sumitomo Electric Industries, Ltd. (Japan)                                          1,742,000      23.670        .14
Calsonic Corp. (Japan)                                                              3,745,000      19.173        .11
MINEBEA Co., Ltd. (Japan)                                                           2,078,000      17.311        .10
Chemicals- 1.22%
AGA AB, Class B (Sweden)                                                            3,430,000      50.693        .30
Hoechst AG (Germany)                                                                1,150,000      46.558        .28
BASF AG, warrants, expire 2001 (Germany) /2/                                          250,000      45.999        .27
L'Air Liquide (France)                                                                229,946      36.380        .22
Ciba Specialty Chemicals Holdings (Switzerland)                                       165,667      13.698        .08
DSM NV (Netherlands)                                                                  123,306      12.448        .07
Appliances & Household Durables- 1.15%
Philips Electronics NV (Netherlands)                                                1,605,000      74.856        .45
Sony Corp. (Japan)                                                                    937,000      65.554        .39
AB Electrolux, Class B (Sweden)                                                       823,000      51.272        .31
SANYO Electric Co., Ltd. (Japan)                                                       85,000        .321        .00
Forest Products & Paper- 0.86%
UPM-Kymmene Corp. (Finland)                                                         2,300,000      50.705
UPM-Kymmene Corp., 8.25% convertible debentures 2043                           FIM40,000,000        9.664        .36
Stora Kopparbergs Bergslags AB, Class B (Sweden)                                    2,150,000      29.781        .18
AssiDoman AB (Sweden)                                                                 828,000      21.950        .13
Carter Holt Harvey Ltd. (New Zealand)                                               8,224,336      17.434        .10
MAYR-MELNHOF Karton AG (Austria) /2/                                                  160,000       8.478        .05
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                1,615,000       6.507        .04
Building Materials & Components- 0.73%
CEMEX, SA de CV, ordinary participation certificates (Mexico)                      16,746,650      61.343
CEMEX, SA de CV, Class B                                                            2,210,625       8.907
CEMEX, SA de CV, Class A                                                            1,793,075       6.557        .46
Holderbank Financiere Glaris Ltd. (Switzerland)                                        58,938      45.211        .27
Real Estate- 0.63%
Sun Hung Kai Properties Ltd. (Hong Kong)                                            6,250,000      66.144        .40
Mitsui Fudosan Co., Ltd. (Japan)                                                    1,480,000      15.322        .09
C & P Homes, Inc. (Philippines)                                                    27,730,500      13.160        .08
Mitsubishi Estate Co., Ltd. (Japan)                                                   900,000       9.609        .06
Miscellaneous Materials & Commodities- 0.52%
Cie. de Saint-Gobain (France)                                                         325,071      49.290        .29
SGL Carbon AG (Germany)                                                               281,600      38.649        .23
Transportation: Shipping- 0.39%
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Incorporated in Luxembourg)                                                         845,000      14.920
Stolt-Nielsen SA                                                                      837,000      14.438        .18
Nippon Yusen KK (Japan)                                                             5,110,000      18.102        .11
Bergesen D.Y. AS, Class B (Norway)                                                    785,000      17.259        .10
Metals: Steel- 0.37%
Kawasaki Steel Corp. (Japan)                                                       17,111,000      49.822        .30
Thyssen AG (Germany)                                                                   50,000      11.283        .07
Pohang Iron & Steel Co., Ltd. (South Korea)                                             7,870        .494        .00
Aerospace & Military Technology- 0.30%
Bombardier Inc., Class B (Canada)                                                   1,307,000      23.661        .14
British Aerospace PLC (United Kingdom)                                                970,000      21.755        .13
Rolls-Royce PLC (United Kingdom)                                                    1,250,000       4.685        .03
Leisure & Tourism- 0.30%
Granada Group PLC (United Kingdom)                                                  1,621,709      24.457        .15
Euro Disney SCA (France) /2/                                                        7,320,000      13.027
Euro Disney SCA, warrants, expire 2004 /2/                                          1,100,000        .237        .08
Mandarin Oriental International Ltd. (Singapore -
 Incorporated in Bermuda)                                                           9,670,312      11.894        .07
Wholesale & International Trade- 0.20%
Mitsui & Co., Ltd. (Japan)                                                          2,700,000      19.829        .12
Mitsubishi Corp. (Japan)                                                            1,447,000      12.874        .08
Transportation: Rail & Road- 0.15%
Guangshen Railway Co. Ltd., Class H (American Depositary
 Receipts) (People's Republic of China)  /2/                                        1,148,000      25.112        .15
Gold Mines- 0.14%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)
 (Ghana)                                                                            1,501,900      20.651
Ashanti Goldfields Co. Ltd., 5.50% convertible debentures
 2003                                                                             $3,000,000        2.550        .14
Financial Services - 0.12%
ORIX Corp. (Japan)                                                                    250,500      11.042        .07
ACOM Co., Ltd. (Japan)                                                                210,000       8.747        .05
Data Processing & Reproduction- 0.08%
Olivetti SpA (Italy) /2/                                                           32,900,000      11.851        .07
Riso Kagaku Corp. (Japan)                                                              45,000       2.522        .01

Miscellaneous- 3.71%
Other equity-type securities in initial period of acquisition                                     621.493       3.71
                                                                                             -----------   --------

TOTAL EQUITY-TYPE SECURITIES (cost: $11,293.056 million)                                       14,498.245      86.62
                                                                                             -----------   --------

BONDS
                                                                                   Principal
                                                                                      Amount
                                                                                  (Millions)
Argentina Government- 0.62%
Argentina 6.75% March 2005 /3/                                                       $83.420       74.557        .45
Argentina 11.375% January 2017                                                        14.500       14.881        .09
Argentina 11.75% February 2007                                                     ARP14.000       14.072        .08

New Zealand Government- 0.31%
New Zealand 8.00% November 2006                                                    NZ$75.000       52.187        .31

Broadcasting & Publishing- 0.00%
Grupo Televisa, SA 0%/13.25% May 2008 /4/                                            $20.000      $12.850      .08%

                                                                                             -----------   --------
TOTAL BONDS (cost: $132.999 million)                                                              168.547       1.01
                                                                                             -----------   --------
SHORT-TERM SECURITIES

Corporate Short-Term Notes- 8.62%
General Electric Capital Corp. 5.31%-5.48% due 4/2-5/14/97                           $110.600     110.297        .66
Canada Bills 5.21%-5.34% due 4/21-6/9/97                                              106.900     106.168        .63
Commonwealth Bank of Australia 5.34%-5.35% due 6/5-6/12/97                             90.000      89.029        .53
National Australia Funding (Delaware) Inc. 5.29%-5.33%
 due 4/17-6/2/97                                                                       88.500      87.971        .53
Svenska Handelsbanken Group 5.35%-5.70% due 4/2-4/30/97                                84.800      84.623        .50
Toyota Motor Credit Corp. 5.28%-5.29% due 4/9-5/12/97                                  82.300      82.015        .49
ABN-AMRO North America Finance Inc. 5.28%-5.32%
 due 4/30-5/27/97                                                                      81.800      81.284        .49
Ford Credit Europe PLC 5.33%-5.51% due 4/8-4/25/97                                     79.700      79.527        .47
Halifax Building Society 5.29%-5.56% due 4/1-6/13/97                                   78.100      77.497        .46
International Lease Finance Corp. 5.26%-5.62% due 4/8-5/16/97                          77.500      77.143        .46
Deutsche Bank Financial Inc. 5.31%-5.35% due 4/14-6/10/97                              74.700      74.429        .44
International Business Machines Corp. 5.27%-5.50%
 due 4/3-5/8/97                                                                        74.000      73.815        .44
Barclays U.S. Funding Corp. 5.29%-5.365% due 4/4-6/17/97                               73.800      73.540        .44
Abbey National North America 5.27%-5.35% due 4/23-6/10/97                              60.000      59.530        .36
American Express Credit Corp. 5.31%-5.32% due 4/2-5/8/97                               58.000      57.857        .35
Bank of Montreal 5.27%-5.30% due 4/29/97                                               56.500      56.257        .34
Siemens Capital Corp. 5.27%-5.34% due 4/11-5/16/97                                     53.600      53.325        .32
Canadian Wheat Board 5.26%-5.47% due 4/28-5/20/97                                      45.000      44.729        .27
Daimler-Benz North America Corp. 5.26%-5.33% due 4/24-6/5/97                           32.000      31.839        .19
Ford Motor Credit Co. 5.32%-5.48% due 5/2-5/19/97                                      24.900      24.763        .15
Canadian Imperial Holdings Inc. 5.32% due 4/15/97                                      16.400      16.364        .10

Certificates of Deposit- 2.17%
Societe Generale 5.37%-5.43% due 4/1-5/5/97                                            80.800      80.800        .48
Canadian Imperial Bank of Commerce 5.30%-5.34%
 due 4/18-4/29/97                                                                      75.000      75.000        .45
Rabobank Nederland N.V. 5.40%-5.43% due 4/9-6/10/97                                    55.000      54.988        .33
Swiss Bank Corp. 5.41% due 4/7/97                                                      40.000      40.000        .24
Abbey National PLC 5.41% due 5/6/97                                                    40.000      39.999        .24
National Westminster Bank PLC 5.375% due 4/1/97                                        30.000      30.000        .18
Deutsche Bank AG 5.36% due 5/12/97                                                     29.000      28.998        .17
ABN-AMRO Bank 5.40% due 4/8/97                                                         13.500      13.500        .08

Federal Agency Discount Notes- 0.85%
Federal Home Loan Mortgage Corp. 5.26%-5.55% due 5/1-6/23/97                           81.800      81.168        .48
Federal National Mortgage Assn. 5.22%-5.30% due 5/7-6/6/97                             62.500      62.044        .37

Non-U.S. Government Short-Term Notes- 0.05%
International Bank for Reconstruction and Development
 12.50% July 1997                                                                  NZ$11.000        7.774        .05

Non-U.S. Currency- 0.06%
New Taiwanese Dollar                                                              NT$275.100        9.996        .06

                                                                                             -----------   --------
TOTAL SHORT-TERM SECURITIES (cost: $1,965.841 million)                                          1,966.269      11.75
                                                                                             -----------   --------

TOTAL INVESTMENT SECURITIES (cost: $13,391.896 million)                                        16,633.061      99.38
Excess of cash and receivables over payables                                                      103.982        .62
                                                                                             -----------   --------
NET ASSETS                                                                                    $16,737.043   100.00%
                                                                                             ===========   ========

/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.
/2/ Non-income-producing securities.
/3/ Coupon rate may change periodically.
/4/ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.



The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 1996

Alcan Aluminium
B A T Industries
Bank of Scotland
Cia. Cervejaria Brahma
British Aerospace
British Telecommunications
Carrefour
Coles Myer
Daily Mail and General Trust
Delta Electronics
Deutsche Telekom
Elf Aquitaine
Enersis
Fuji Bank
Hoechst
Honda Motor
Imasco
ITC
Lloyds TSB Group
Mitsubishi Estate
RTZ
Siebe
Swire Pacific
United News & Media
Videsh Sanchar Nigam
Volkswagen
George Weston
Woodside Petroleum
Zeneca

EQUITY-TYPE SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 1996

Akzo Nobel
Atlas Copco
Autopistas, Concesionaria Espanola
Banco Popular Espanol
Banyu Pharmaceutical
BCE Mobile Communications
BICC
British Airways
Canadian National Railway
Consolidated Electric Power Asia
Continental
CS Holding
Deutsche Bank
Edison
Engen
Hitachi
Hong Kong and China Gas
Irish Life
Istituto Nazionale delle Assicurazioni
ITOCHU
Merita
Nippon Konpo Unyu Soko
Nippon Telegraph and Telephone
NV Verenigde Bedrijven Nutricia
Orbital Engine
Petron
Rank Organisation
Rogers Cantel Mobile Communications
Siemens
Sumitomo Chemical
Svenska Handelsbanken
TeleWest Communications
TNT
Uni-Charm
VA Technologie
Waste Management

EuroPacific Growth Fund
Financial Statements
----------------------------------------------                 ----------     ----------
Statement of Assets and Liabilities
at March 31, 1997 (dollars in millions)
----------------------------------------------                 ----------     ----------
ASSETS:
Investment securities at market
 (cost: $13,391.896)                                                         $16,633.061
Cash                                                                               5.109
Receivables for-
 Sales of investments                                            $141.441
 Sales of fund's shares                                            40.506
 Forward currency contracts                                         7.982
 Dividends and accrued interest                                    51.532        241.461
                                                               ----------     ----------
                                                                              16,879.631
LIABILITIES:
Payables for-
 Purchases of investments                                          98.164
 Repurchases of fund's shares                                      30.984
 Management services                                                6.792
 Accrued expenses                                                   6.648        142.588
                                                               ----------     ----------
NET ASSETS AT MARCH 31, 1997-
 Equivalent to $26.70 per share on
 626,897,929 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                 $16,737.043
                                                                             ===========



Statement of Operations
for the year ended March 31, 1997 (dollars in millions)
----------------------------------------------                 ----------     ----------
INVESTMENT INCOME:
Income:
 Dividends                                                       $281.489
 Interest                                                         108.052       $389.541
                                                               ----------
Expenses:
 Management services fee                                           70.142
 Distribution expenses                                             34.026
 Transfer agent fee                                                13.929
 Reports to shareholders                                            1.197
 Registration statement and prospectus                              1.259
 Postage, stationery and supplies                                   1.948
 Trustees' fees                                                      .162
 Auditing and legal fees                                             .092
 Custodian fee                                                      8.284
 Taxes other than federal income tax                                 .231
 Other expenses                                                      .170        131.440
                                                               ----------     ----------
 Net investment income                                                           258.101
                                                                              ----------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                                799.451
 Net increase in unrealized appreciation
 on investments                                                 1,092.178
 Net increase in unrealized appreciation
 on forward currency contracts                                      6.061      1,098.239
                                                               ----------     ----------
 Net realized gain and unrealized appreciation
  on investments                                                               1,897.690
                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   $2,155.791
                                                                             ===========





----------------------------------------------         ----------------------------------

Statement of Changes in Net Assets                            Year ended     Year ended
(dollars in millions)                                             3/31/97        3/31/96
----------------------------------------------                 ----------     ----------
OPERATIONS:
Net investment income                                         $   258.101     $  216.732
Net realized gain on investments                                  799.451        328.434
 Net increase in unrealized appreciation
 on investments                                                 1,098.239      1,281.505
                                                               ----------     ----------
 Net increase in net assets
  resulting from operations                                     2,155.791      1,826.671
                                                               ----------     ----------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                             (236.013)      (221.348)
Distributions from net realized gain on
 investments                                                     (503.619)       (93.827)
                                                               ----------     ----------
 Total dividends and distributions                               (739.632)      (315.175)
                                                               ----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 195,364,825
 and 186,653,832 shares, respectively                           4,950.543      4,301.025
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 28,349,252 and 13,154,617 shares,
 respectively                                                     704.707        296.950
Cost of shares repurchased: 104,945,629
 and 102,718,162 shares, respectively                          (2,669.767)    (2,361.627)
                                                               ----------     ----------

 Net increase in net assets resulting from
  capital share transactions                                    2,985.483      2,236.348
                                                               ----------     ----------

TOTAL INCREASE IN NET ASSETS                                    4,401.642      3,747.844

NET ASSETS:
Beginning of year                                              12,335.401      8,587.557
                                                               ----------     ----------
End of year (including undistributed
 net investment income:  $50.769
 and $37.536, respectively)                                   $16,737.043    $12,335.401
                                                              ===========    ===========
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the U.S. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $8,284,000 includes $121,000 that was paid by these credits rather than in cash.

  Net realized gains and net unrealized gains of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gains and net unrealized gains.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of March 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $3,241,165,000, net of accumulated deferred taxes totaling $2,098,000 on unrealized appreciation of Indian securities, of which $3,676,697,000 related to appreciated securities and $435,532,000 related to depreciated securities. During the year ended March 31, 1997, the fund realized, on a tax basis, a net capital gain of $793,915,000 on securities transactions. Net gains related to non-U.S. currency transactions of $5,536,000 were treated as ordinary income for federal income tax purposes. The capital gain distributions paid in June and December, 1996 included $16,382,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $13,391,896,000 at March 31, 1997.

3. The fee of $70,142,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement in effect through March 31, 1997, provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.465% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.462% of such assets in excess of $10.5 billion.

  The Board of Trustees has approved a new agreement containing a reduced fee schedule. Effective April 1, 1997, fees are based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.445% of such assets in excess of $17 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended March 31, 1997, distribution expenses under the Plan were $34,026,000. As of March 31, 1997, accrued and unpaid distribution expenses were $2,712,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $13,929,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,806,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1997, aggregate amounts deferred and earnings thereon were $259,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1997, accumulated undistributed net realized gain on investments was $558,387,000 and paid-in capital was $12,256,131,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $5,351,778,000 and $3,324,306,000, respectively, during the year ended March 31,1997.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 1997, such non-U.S. taxes were $38,900,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $1,399,000 for the year ended March 31, 1997.

  The fund reclassified $8,855,000 from undistributed net investment income to undistributed net realized gains; $6,763,000 from undistributed net realized gains to undistributed net realized currency gains; and $423,000 from paid-in-capital to undistributed net realized gains for the year ended March 31, 1997.

  The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. At March 31, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:
Non-U.S. Currency Sale Contracts

Non-U.S. Currency
 Sale Contracts
                             Contract Amounts                        U.S. Valuation at 3/31/97

                             Non-U.S.             U.S.               Amount                Unrealized
                                                                                           Appreciation
Japanese Yen expiring        Y6,035,175,000       $58,035,713        $50,053,549           $7,982,164
5/2/97 to 11/14/97

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
April 30, 1997

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                      Dividends and Distributions per Share

                                                      From Net        From Net              From Net
To Shareholders                                       Investment      Realized Short-       Realized Long-
of Record                   Payment Date              Income          term Gains            term Gains
May 31, 1996                June 3, 1996              $.08            $.042                 $.448
December 13, 1996           December 16, 1996         .36             -                     .39

  The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 1997 is $0.06148 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represents qualifying dividends.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1997 UNDER SEPARATE COVER TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Per-Share Data and Ratios /1/
                                             Year
                                            ended
                                            March
                                               31
                                              1997    1996    1995       1994    1993
Net Asset Value, Beginning
 of Year                                   $24.28  $20.89  $21.95     $17.64  $16.64
                                       ---------------------------------------------
 Income From Investment
  Operations:
  Net investment income                       .46     .46     .35        .24     .22
  Net realized and unrealized
   gain (loss) on investments                3.28    3.63    (.19)       4.37    1.04
                                       ------------------------------------- -------
   Total income from investment
    operations                               3.74    4.09     .16       4.61    1.26
                                       ------------------------------------- -------
 Less Distributions:
  Dividends from net investment
   income                                    (.41)   (.49)  (.317)     (.187)  (.222)
  Dividends from net realized
   non-U.S. currency gains /2/               (.03)      -   (.003)     (.043)  (.038)
  Distributions from net
   realized gains                            (.88)   (.21)   (.90)      (.07)      -
                                       ------------------------------------- -------
   Total distributions                      (1.32)   (.70)  (1.22)      (.30)   (.26)
                                       ------------------------------------- -------
Net Asset Value, End of Year            $      26. $ 24.28 $ 20.89 $      21. $ 17.64
                                       ===================================== =======

Total Return /3/                            15.88%  19.84%    .71%     26.27%   7.69%


Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                           $16,737 $12,335  $8,588     $6,429  $2,992
 Ratio of expenses to average
  net assets                                  .90%    .95%    .97%       .99%   1.10%
 Ratio of net income to average
  net assets                                 1.77%   2.09%   1.80%      1.13%   1.40%
 Average commissions paid per
  share /4/                                1.36 c  1.10 c   .21 c      .08 c   .25 c
 Portfolio turnover rate                    25.82%  21.77%  16.02%     21.37%  10.35%


/1/ Adjusted to reflect the 100%
 share dividend effective June
 10, 1993.

/2/ Realized non-U.S. currency
 gains are treated as ordinary
 income for federal income tax
 purposes.

/3/ Calculated without deducting
 a sales charge. The maximum
 sales charge is 5.75% of the
 fund's offering price.

/4/ Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transactions because of the lower
 per-share prices of many non-U.S.
 securities.

BOARD OF TRUSTEES

ELISABETH ALLISON
Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant,
Harvard Medical School

MICHAEL R. BONSIGNORE
Minneapolis, Minnesota
Chairman and Chief Executive Officer,
Honeywell Inc.

DAVID I. FISHER
Los Angeles, California
Chairman of the Board,
The Capital Group Companies, Inc.

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY
San Francisco, California
Senior Vice President and Director,
Capital Research and Management Company

KOICHI ITOH
Tokyo, Japan
President and Chief Executive Officer,
IMPAC (management consulting services);
former Managing Partner,
VENCA Management (venture capital)

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

JOHN G. McDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

WILLIAM I. MILLER
Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board
and Chief Executive Officer,
Ford Motor Company

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

THIERRY VANDEVENTER
Geneva, Switzerland
President of the fund
Chairman of the Board,
Capital Research Company

OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
Executive Vice President of the fund
Senior Vice President,
Capital Research Company

MARK E. DENNING
London, England
Executive Vice President of the fund
Senior Vice President and Director,
Capital Research Company

ROBERT W. LOVELACE
Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

JANET A. McKINLEY
New York, New York
Vice President of the fund
Senior Vice President,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY
Brea, California
Treasurer of the fund
Vice President and Treasurer,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Assistant Treasurer of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

We are pleased to announce that Michael R. Bonsignore was elected to the Board of Trustees on March 5, 1997

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/AL/3206
Lit. No. EUPAC-011-0597
Printed on recycled paper
[The American Funds Group(r)]